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                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                Form 8-K

                             CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 30, 1999
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                               WesBanco, Inc.
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           (Exact name of registrant as specified in its charter)


West Virginia                       0-8467                55-0571723
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(State or other jurisdiction     (Commission            (IRS Employer
of incorporation)                 File Number)          Identification No.)



1 Bank Plaza, Wheeling,  WV                            26003
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      (304) 234-9000
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Former name or former address, if changed since last report Not Applicable
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Item 5 - Other Events

     On April 30, 1999, WesBanco, Inc. consummated its acquisition of The Heritage Bank of Harrison County, Inc. ("Heritage") with and into WesBanco affiliate, WesBanco Bank Fairmont. The acquisition, which was accounted for as a purchase transaction, was effected through an exchange of stock, whereby Heritage shareholders received 1.76639 shares of WesBanco common stock for each share of Heritage common stock. WesBanco issued a total of 423,106 common shares in the transaction. The acquisition is more fully described in a Registration Statement filed with respect to the registration of the shares under Registration Statement No. 333-74323, which is incorporated herein by reference.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

  Exhibits  -  Incorporated herein by reference is the Registrant's
               Prospectus/Proxy Statement effective March 25, 1999, used in connection with Registration Number 333-74323.

        20 - Press release dated May 3, 1999, regarding the consummation of WesBanco's acquisition of The Heritage Bank of Harrison County, Inc.

                              Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WesBanco, Inc.
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                              (Registrant)


May 7, 1999                  /s/ Edward M. George
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    Date                      Edward M. George
                              President & Chief Executive Officer